UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2025

GOLUB CAPITAL BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-00794	27-2326940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY 10166

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBDC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Equity Distribution Agreement Amendment

On October 6, 2023, Golub Capital BDC, Inc. (“GBDC”) established an “at-the-market” offering (the “ATM Program”) through which GBDC may sell, from time to time through the Placement Agents (as defined below), shares of GBDC’s common stock, par value $0.001 per share (the “Shares”).

On May 16, 2025, GBDC entered into a second amendment (the “Second Amendment”) to the equity distribution agreement, dated as of October 6, 2023 and amended on December 4, 2024 (as amended, the “Equity Distribution Agreement”), by and among GBDC, GC Advisors LLC, and Golub Capital LLC and Keefe, Bruyette & Woods, Inc. and Regions Securities LLC (the “Placement Agents”), to, among other things, increase the maximum amount of Shares that may be issued and sold under the ATM Program to $288,043,048.98 from $250,000,000. The other material terms of the Equity Distribution Agreement remain unchanged.

The foregoing description is only a summary of the material provisions of the Second Amendment and is qualified in its entirety by reference to a copy of the Second Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Any Shares offered and sold pursuant to the Equity Distribution Agreement after the date of the Second Amendment will be sold pursuant to a prospectus supplement dated May 16, 2025 (the “Prospectus Supplement”) together with the base prospectus included in GBDC’s registration statement on Form N-2 (File No. 333-286240), which was filed by GBDC on March 31, 2025 and was automatically effective upon filing.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

On May 16, 2025, Dechert LLP delivered its legality opinion with respect to the Shares to be sold pursuant to the Prospectus Supplement, which is attached hereto as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Dechert LLP, dated May 16, 2025.
10.1	Second Amendment to the Equity Distribution Agreement, dated May 16, 2025, by and among Golub Capital BDC, Inc., GC Advisors LLC, Golub Capital LLC, Keefe, Bruyette & Woods, Inc. and Regions Securities LLC.
23.1	Consent of Dechert LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital BDC, Inc.

Date: May 16, 2025	By:	/s/ Christopher C. Ericson
		Name:	Christopher C. Ericson
		Title:	Chief Financial Officer